UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2010 (November 19, 2010)

GUANWEI RECYCLING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53825	98-0669936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rong Qiao Economic Zone
Fuqing City
Fujian Province
People’s Republic of China
300500
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86-591) 8539-2532

_________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Three proposals were submitted to a vote of, and were approved by, the stockholders of Guanwei Recycling Corp. (the “Company”) at the 2010 annual meeting of stockholders, which was held on November 19, 2010.  The first proposal was for the election of seven nominees to serve as directors of the Company until the end of their respective terms.  The second proposal was to approve and adopt the Guanwei Recycling Corp. 2010 Omnibus Long-Term Incentive Plan.  The third proposal was to ratify the appointment BDO Limited as the Company’s independent registered public accountants for the fiscal year 2010.  Additional information about the proposals can be found in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on October 15, 2010.

Of the 20,000,006 shares of stock issued and outstanding and entitled to vote at the annual meeting, 16,563,767 shares were represented in person or by proxy, which constituted approximately 82.81% of the total votes entitled to be cast at the meeting.  Each share of common stock outstanding is entitled to one vote.

Proposal 1 – Election of Directors

The voting results for the election of Directors were as follows:

	Number of	Number of
	Shares Voted for	Shares Withheld

Chen Min	13,631,029	1,047
Chen Qijie	13,631,029	1,047
Gao Juguang	13,631,029	1,047
Wang Changzhu	13,631,029	1,047
Wang Rui	13,631,029	1,047
Howard Barth	13,631,129	947
Qin Jingshou	13,631,029	1,047

There were no votes against any nominee.  There were 2,931,691 broker non-votes for this proposal.

Proposal 2 – Approval and Adoption of the Guanwei Recycling Corp. 2010 Omnibus Long-Term Incentive Plan

The voting results for the approval and adoption of the Guanwei Recycling Corp. 2010 Omnibus Long-Term Incentive Plan were as follows:

For: 13,481,591	Against: 145,157	Abstain: 5,328

There were 2,931,691 broker non-votes for this proposal.

Proposal 3 – Ratification of the Appointment of BDO Limited to serve as the Company’s independent registered public accountants for the fiscal year 2010

The voting results for the ratification of the appointment of BDO Limited to serve as the Company’s independent registered public accountants for the fiscal year 2010 were as follows:

For: 16,493,762	Against: 4,511	Abstain: 65,494

There were no broker non-votes for this proposal.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2010

GUANWEI RECYCLING CORP.

By:	/s/ Chen Min
Name:	Chen Min
Title:	Chief Executive Officer and Chairman of the Board of Directors